UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2007
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                           Ibis Technology Corporation
                           ----------------------------
             (Exact name of registrant as specified in its charter)



Massachusetts                       0-23150                  04-2987600
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


              32 Cherry Hill Drive, Danvers, Massachusetts 01923
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              (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02     Departure of Directors or Certain Officers; Election of Director;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2007, the Company's Board of Directors appointed Martin Reid as President and Chief Executive Officer and approved a one-year extension of his employment agreement to December 31, 2008. Other terms and conditions of the existing agreement are unchanged.

Item 9.01.    Financial Statements and Exhibits.

   (d)                    Exhibits

                Exhibit No.                Description


10.1             Extension of Employment Agreement, dated November 4, 2007

99.1.            Press Release issued by Ibis Technology Corporation on
                 December 7, 2007.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                IBIS TECHNOLOGY CORPORATION
                                                ---------------------------

Date:  December 7, 2007                            /s/ William J. Schmidt
                                            ------------------------------------
                                                     William J. Schmidt
                                                   Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number            Description
------            -----------

10.1              Extension of Employment Agreement

99.1.             Press Release issued by Ibis Technology Corporation on
                  December 7, 2007.